Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report on Form 10-Q of Tier Technologies, Inc. (the “Company”) for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James R. Weaver, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	This Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended.
2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2005	/s/ JAMES R. WEAVER

James R. Weaver, Chief Executive Officer